UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 2, 2015

AMSURG CORP.

(Exact Name of Registrant as Specified in Charter)

Tennessee	001-36531	62-1493316
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1A Burton Hills Boulevard Nashville, Tennessee		37215
(Address of Principal Executive Offices)		(Zip Code)

(615) 665-1283

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

Attached hereto as Exhibit 99.2 is AmSurg Corp.’s (“AmSurg”) letter to the Board of Directors of Team Health Holdings, Inc. (“Team Health”), dated November 2, 2015, revising AmSurg’s October 12, 2015 proposal to combine with Team Health in a stock-and-cash merger to provide an additional $4.00 in cash per Team Health share (the “Revised Proposal”).

The letter is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of such section.

Item 8.01.	Other Events.

On November 2, 2015, AmSurg issued a press release announcing the Revised Proposal. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The description contained herein of the Revised Proposal and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the press release.

Forward-Looking Statements

Information set forth herein includes forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements include, but are not limited to, statements regarding AmSurg’s proposed business combination transaction with Team Health (including financing of the proposed transaction and the benefits, results, effects and timing of a transaction), all statements regarding AmSurg’s (and AmSurg’s and Team Health’s combined) expected future financial position, results of operations, cash flows, financing plans, business strategy, budgets, capital expenditures, competitive positions, growth opportunities, plans and objectives of management, and statements containing the words such as “anticipate,” “approximate,” “believe,” “plan,” “estimate,” “expect,” “project,” “could,” “would,” “should,” “will,” “intend,” “may,” “potential,” and other similar expressions. Statements herein concerning the business outlook or future economic performance, anticipated profitability, revenues, expenses or other financial items, and service line growth of AmSurg (and the combined businesses of AmSurg and Team Health), together with other statements that are not historical facts, are forward-looking statements that are estimates reflecting the best judgment of AmSurg based upon currently available information.

Such forward-looking statements are inherently uncertain, and shareholders and other potential investors must recognize that actual results may differ materially from AmSurg’s expectations as a result of a variety of factors, including, without limitation, those discussed below. Such forward-looking statements are based upon management’s current expectations and include known and unknown risks, uncertainties and other factors, many of which AmSurg is unable to predict or control, that may cause AmSurg’s actual results, performance or plans with respect to Team Health, to differ materially from any future results, performance or plans expressed or implied by such forward-looking statements. These statements involve risks, uncertainties and other factors discussed below and detailed from time to time in AmSurg’s filings with the Securities and Exchange Commission (the “SEC”).

Risks and uncertainties related to the proposed transaction with Team Health include, but are not limited to, uncertainty as to whether AmSurg will further pursue, enter into or consummate the transaction on the terms set forth in the proposal or on other terms, potential adverse reactions or changes to business relationships resulting from the announcement or completion of the transaction, uncertainties as to the timing of the transaction, adverse effects on AmSurg’s stock price resulting from the announcement or consummation of the transaction or any failure to complete the transaction, competitive responses to the announcement or consummation of the transaction, the risk that regulatory, licensure or other approvals and financing required for the consummation of the transaction are not obtained or are obtained subject to terms and conditions that are not anticipated, costs and difficulties related to the integration of Team Health’s businesses and operations with AmSurg’s businesses and operations, the inability to obtain, or delays in obtaining, cost savings and synergies from the transaction, unexpected costs, liabilities, charges or expenses resulting from the transaction, litigation relating to the transaction, the inability to retain key personnel, and any changes in general economic and/or industry specific conditions.

In addition to the factors set forth above, other factors that may affect AmSurg’s plans, results or stock price including, but not limited to, the following risks: AmSurg may face challenges managing its physician services division as a new business and may not realize anticipated benefits; AmSurg may become subject to investigations by federal and state entities and unpredictable impacts of the Health Reform Law; AmSurg may not be able to successfully maintain effective internal controls over financial reporting; AmSurg may not be able to implement its business strategy, manage the growth in its business, and integrate acquired businesses; AmSurg’s substantial indebtedness and restrictions in its debt instruments could adversely affect its business or its ability to implement its growth strategy, or limit its ability to react to changes in the economy or its industry; AmSurg may not generate sufficient cash to service its indebtedness; regulatory changes may obligate AmSurg to buy out interests of physicians who are minority owners of its surgery centers; AmSurg may not be able to successfully maintain its information systems and processes, implement new systems and processes, and maintain the security of those systems and processes; AmSurg may be subject to litigation and investigations and liability claims for damages and other expenses not covered by insurance; AmSurg may be required to write-off a portion of its intangible assets; payments from third-party payors, including government healthcare programs, may decrease or not increase as AmSurg’s costs increase; there may be adverse developments affecting the medical practices of AmSurg’s physician partners; AmSurg may not be able to maintain favorable relations with its physician partners; AmSurg may not be able to grow its ambulatory services revenue by increasing procedure volume while maintaining operating margins and profitability at its existing surgery centers; AmSurg may not be able to compete for physician partners, managed care contracts, patients and strategic relationships; adverse weather and other factors beyond AmSurg’s control may affect its business; AmSurg may be adversely impacted by changes in patient volume and patient mix; several client relationships generate a significant portion of

AmSurg’s physician services revenues; AmSurg’s physician services contracts may be cancelled or not renewed or AmSurg may not be able to enter into additional contracts under terms acceptable to it; reimbursement rates, revenue and profit margin under AmSurg’s fee-for-service physician services payor contracts may decrease; AmSurg may not be able to timely or accurately bill its services; AmSurg may not be able to enroll its physician services providers in the Medicare and Medicaid programs on a timely basis; AmSurg’s strategic partnerships with healthcare providers may not be successful; AmSurg may not be able to successfully recruit and retain physicians, nurses and other clinical providers; AmSurg may not be able to accurately assess the costs it will incur under new contracts; AmSurg’s margins may be negatively impacted by cross-selling to existing clients or selling bundled services to new clients; AmSurg may not be able to enforce non-compete agreements with its physicians and other clinical employees in some jurisdictions; there may be unfavorable changes in regulatory, economic and other conditions in the states where AmSurg operates; legislative or regulatory action may make AmSurg’s captive insurance company arrangement less feasible or otherwise reduce its profitability; AmSurg’s reserves with respect to its losses covered under its insurance programs may not be sufficient; and the other risk factors are described in AmSurg’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, as updated by other filings with the SEC. Consequently, actual results, performance or developments may differ materially from the forward-looking statements included above. AmSurg disclaims any intent or obligation to update these forward-looking statements.

Additional Information

The information set forth herein is provided for informational purposes only and does not constitute an offer to purchase or the solicitation of an offer to sell any securities. Subject to future developments, AmSurg may file a registration statement and/or tender offer documents with the SEC in connection with a possible business combination transaction with Team Health. AmSurg and Team Health shareholders should read those filings, and any other filings made by AmSurg with the SEC in connection with a possible business combination, if any, as they will contain important information. Those documents, if and when filed, as well as AmSurg’s other public filings with the SEC, may be obtained without charge at the SEC’s website at www.sec.gov and at AmSurg’s website at www.amsurg.com.

Item 9.01.	Financial Statements and Exhibits

(d)	99.1	Press Release, dated November 2, 2015

	99.2	Letter dated November 2, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMSURG CORP.

By:	/s/ Claire M. Gulmi
Claire M. Gulmi

Claire M. Gulmi
Executive Vice President, Chief Financial Officer,
and Secretary
(Principal Financial and Duly Authorized Officer)

Date: November 2, 2015

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated November 2, 2015

99.2	Letter dated November 2, 2015